Administrative Office 4333 Edgewood Road NE Cedar Rapids, IA 52499

June 5, 2017

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:         Merrill Lynch Life Variable Annuity Separate Account D

Merrill Lynch IRA Annuity—Registration No. 333-91098

Merrill Lynch Investor Choice – IRA Series – Registration No. 333-119364

Commissioners:

Transamerica Advisors Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended March 31, 2017, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Mailings:

American Century Equity Income Fund, SEC File No.: 811-07820

American Funds – EuroPacific Growth Fund, SEC File No.: 811-03734

BlackRock Value Opportunities Fund, Inc., SEC File No.: 811-02809

PIMCO Funds: Pacific Investment Management Series

CommodityRealReturn Strategy Fund, SEC File No.: 811-05028

Low Duration Fund, SEC File No.: 811-05028

Real Return Fund, SEC File No.: 811-05028

Total Return Fund, SEC File No.: 811-05028

Invesco Mid Cap Growth Fund, SEC File No.: 811-03826

Semi-Annual Report Mailings:

BlackRock Total Return Fund, SEC File No.: 811-02857

BlackRock High Yield Bond Portfolio, SEC File No.: 811-02857

BlackRock U. S. Government Bond Portfolio, SEC File No.: 811-22061

Oppenheimer Global Fund, SEC File No.: 811-01810

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 122-5216.

Very truly yours,

/s/ Alison Ryan
Alison Ryan